UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2024

Chenghe Acquisition II Co.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42123	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Beach Road #29-11 South Beach Tower Singapore	189767
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (+65) 9851 8611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	CHEB.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	CHEB	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	CHEB.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

On September 16, 2024, Chenghe Acquisition II. Co., a Cayman Islands exempted company (the “SPAC”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Polibeli Group Ltd, a Cayman Islands exempted company limited by shares (the “Company”), Polibeli Merger One Limited, a Cayman Islands exempted company limited by shares and a direct wholly-owned subsidiary of the Company (“Merger Sub” and together with the Company, the “Company Parties”), pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, Merger Sub shall be merged with and into SPAC with SPAC being the surviving company and as a direct, wholly-owned subsidiary of the Company (the “Merger” or the “Business Combination”).

The time of the closing of the Business Combination is referred to herein as the “Closing.” The date of the Closing of the Business Combination is referred to herein as the “Closing Date.” Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Business Combination Agreement.

The Business Combination Agreement and the transactions contemplated thereby were approved by the board of directors of SPAC.

Company Capital Restructuring

Pursuant to the Business Combination Agreement, on the Closing Date, immediately prior to the Merger Effective Time, the following actions shall take place or be effected (in the order set forth below):

(a)	The amended and restated memorandum and articles of association of the Company (the “A&R Company Listing Articles”) substantially in the form of Annex B attached to the registration statement on Form F-4 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”) shall be adopted and become effective.

(b)	Immediately prior to the Recapitalization, the authorized share capital of the Company shall be re-designated as (i) 3,000,000,000 shares of Company Class A ordinary shares of a par value of US$0.00001 each (each, a “Company Class A Ordinary Share”), (ii) 1,000,000,000 shares of Company Class B ordinary shares of a par value of US$0.00001 each (each, a “Company Class B Ordinary Share,” and together with the Company Class A Ordinary Shares, the “Company Ordinary Shares”), and (iii) 1,000,000,000 shares of such class or classes (however designated) as the Company Board may determine, from time to time, of a par value of US$0.00001 each in accordance with the A&R Company Listing Articles (the “Re-designation”), such that the authorized share capital of the Company shall be US$50,000.

(c)	Immediately following the Re-designation, each issued Company Ordinary Share shall be recapitalized by way of a repurchase in exchange for the issuance of such number of Company Ordinary Shares equal to the Recapitalization Factor (i.e., one such Company Ordinary Share multiplied by the Recapitalization Factor) (the “Recapitalization”), subject to any adjustment in relation to the issuance of fractional shares as set forth in the Business Combination Agreement.

The “Recapitalization Factor” is the quotient obtained by dividing the Base Equity Value by the quotient of dividing the Aggregate Fully Diluted Company Shares by $10.00. “Aggregate Fully Diluted Company Shares” means, without duplication, the aggregate number of Company Ordinary Shares that are (i) issued and outstanding immediately prior to the Recapitalization and (ii) issuable upon the exercise, exchange or conversion of any other equity securities of the Company that are issued and outstanding immediately prior to the Recapitalization. “Base Equity Value” means U.S.$3,600,000,000.

The Merger

Pursuant to the Business Combination Agreement, at the Merger Effective Time, and in respect of the Unit Separation (as defined below) and the SPAC Class B Conversion (as defined below), immediately prior to the Merger Effective Time, (i) each outstanding SPAC Unit (“SPAC Unit”), consisting of one (1) SPAC Class A Ordinary Share and one-half (1/2) of one (1) SPAC Warrant, will be automatically separated (“Unit Separation”) and the holder thereof will be deemed to hold one (1) SPAC Class A Ordinary Share and one-half (1/2) of one (1) SPAC Warrant; (ii) each SPAC Class B Ordinary Share that is issued and outstanding immediately prior to the Merger Effective Time shall be automatically converted into one (1) SPAC Class A Ordinary Share (the “SPAC Class B Conversion”) and each SPAC Class B Ordinary Share shall no longer be issued and outstanding and shall automatically be cancelled and cease to exist; (iii) each SPAC Class A Ordinary Share (which for the avoidance of doubt, includes the SPAC Class A Ordinary Shares (A) issued in connection with the SPAC Class B Conversion; and (B) held as a result of Unit Separation) shall be converted into the right to receive one (1) Company Class A Ordinary Share; and (iv) each SPAC Warrant that is outstanding and unexercised shall be automatically converted into the right to receive a Company Warrant.

At the Closing, in accordance with the Companies Act (As Revised) of the Cayman Islands, Merger Sub will merge with and into SPAC, the separate corporate existence of Merger Sub will cease and SPAC will be the surviving corporation and a wholly-owned subsidiary of the Company.

Pursuant to the A&R Company Listing Articles, the Company Class B Ordinary Shares will be entitled to ten (10) votes per share compared to one (1) vote per share of the Company Class A Ordinary Shares. As a result, it is expected that Xingyun International Company Limited (the “Company Shareholder”) will hold over 50% of the outstanding voting power of the Company immediately following the Closing and the Company will be a “controlled company” under the rules of the New York Stock Exchange.

Representations and Warranties; Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. The representations and warranties made under the Business Combination Agreement will not survive the Closing.

In addition, the parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, (i) a covenant of each party to use its reasonable best efforts to cause the Business Combination and the other Transactions to be consummated after the date of the execution of the Business Combination Agreement as promptly as practicable; (ii) a covenant of each party to jointly prepare and the Company to file with the SEC the Registration Statement, which shall include proxy statement to be sent to SPAC Shareholders relating to the SPAC Shareholders’ Meeting (as defined below) and a prospectus in connection with the registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”) of Company Ordinary Shares that will be issued in connection with the Merger and the Recapitalization; (iii) a covenant of SPAC to convene an extraordinary general meeting of the SPAC Shareholders (the “SPAC Shareholders’ Meeting”) as soon as promptly as practicable after the Registration Statement is declared effective under the Securities Act but no later than thirty-five (35) Business Days following the date of the Registration Statement is declared effective; (iv) covenants prohibiting the Group, Merger Sub and SPAC from, among other things, solicitating or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions; (v) a covenant by the Company to deliver to SPAC the audited financial statements as of and for the years ended December 31, 2023 and 2022 that have been prepared in accordance with PCAOB auditing standards and other unaudited financial statements of the Company that are required to be included in the Registration Statement; and (vi) a covenant by the Company and SPAC to reasonably cooperate in a timely manner in connection with any financing arrangement the parties seek in connection with the Transactions.

Conditions to Each Party’s Obligations

Under the Business Combination Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others, (i) the accuracy of representations and warranties to various standards; (ii) material compliance with pre-closing covenants; (iii) no material adverse effect for the Company or SPAC; (iv) the delivery of customary closing certificates; (v) the receipt of any necessary regulatory authorizations; (vi) the absence of a governmental order prohibiting the consummation of the Transactions; (vii) approval by SPAC’s shareholders; (viii) approval of a listing application on the applicable Stock Exchange for newly issued shares; and (ix) SPAC having at least U.S.$5,000,001 of net tangible assets remaining after redemption.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among other things, (i) by mutual written consent of both the Company and SPAC at any time; (ii) by the Company or SPAC, if the Closing shall not have occurred by the Agreement End Date; provided, that neither the Company nor SPAC may terminate the Business Combination Agreement if it is in material breach of any of its obligations set forth in the Business Combination Agreement and such material breach causes, or results in, either (x) the failure to satisfy the conditions to the obligations of the terminating party to consummate the Closing prior to the Agreement End Date, or (y) the failure of the Closing to have occurred prior to the Agreement End Date; (iii) by the Company or SPAC, if any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any governmental order, which has become final and non-appealable and has the effect of making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger; (iv) by the Company, if the SPAC Shareholder Approval shall not have been obtained by reason of the failure to obtain the required vote at the SPAC Shareholders’ Meeting duly convened therefor and at any adjournment or postponement thereof, as applicable; (v) by the Company, if the SPAC Board shall have made a Change in Recommendation; (vi) by the Company, if there shall have been any event or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on SPAC’s ability to consummate the Transactions; (vii) by the Company, if SPAC is in material breach of any of its obligations under the Business Combination Agreement and such material breach will result in the failure to satisfy the conditions to the obligations of the Company Parties to consummate the Closing, provided that if such material breaches are curable by SPAC, then, for a period of up to thirty (30) calendar days after receipt by SPAC of notice from the Company of such material breaches, but only as long as SPAC continues to use its reasonable best efforts to cure such material breaches, such termination by the Company shall be effective by the end of such thirty (30) calendar days; (viii) by SPAC, if the Company has suffered or there is a Company Material Adverse Effect; (ix) by SPAC, if the Company Parties are in material breach of any of their respective obligations set forth in the Business Combination Agreement and such material breach will result in the failure to satisfy the conditions to the obligations of SPAC to consummate the Closing, provided that if such material breaches are curable by the Company Parties, then, for a period of up to thirty (30) calendar days after receipt by the Company of notice from SPAC of such material breaches, but only as long as the Company Parties continue to use their respective reasonable best efforts to cure such material breaches, such termination by SPAC shall be effective by the end of such thirty (30) calendar days; and (x) by the Company or SPAC, if, prior to the Agreement End Date, circumstances exist whereby conditional approval for the initial listing of the Company Ordinary Shares on the applicable Stock Exchange cannot be obtained due to an inability to meet the minimum listing requirements of such Stock Exchange.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in SPAC’s public disclosures.

Other Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, SPAC, the Company, Chenghe Investment II Limited, a Cayman Islands limited company (the “Sponsor”) and the directors and officers of SPAC set forth on Schedule A to the Sponsor Support Agreement (the Sponsor and such directors and officers, collectively, the “Founder Shareholders”) entered into a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which the Founder Shareholders have agreed to, among other things, (i) vote in favor of the transactions contemplated under the Business Combination Agreement, including the Business Combination, from the date of the Sponsor Support Agreement until the Closing Date or, if earlier, until termination of the Business Combination Agreement and (ii) not redeem, or submit a request to redeem, any SPAC Ordinary Shares owned by them in connection with the transactions contemplated by the Business Combination Agreement or otherwise.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Company Shareholder Support Agreement

Concurrently with the execution of the Business Combination Agreement, SPAC, the Company and the Company Shareholder entered into a company shareholder support agreement (the “Company Shareholder Support Agreement”), pursuant to which the Company Shareholder has agreed to, among other things, (i) vote to the transactions contemplated under the Business Combination Agreement, including the Merger, and to not transfer any Subject Shares (as defined in the Company Shareholder Support Agreement) until the earlier of the Merger Effective Time or the termination of the Business Combination Agreement and (ii) grant certain waivers and consents in connection therewith and with the Business Combination Agreement pursuant to the Company’s Governing Documents.

The foregoing description of the Company Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Company Shareholder Support Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

 Lock-up Agreement

At the Closing, the Company, the Sponsor, the Company Shareholder and certain SPAC shareholders listed thereto (the “SPAC Key Holders”) will enter into a lock-up agreement (the “Lock-Up Agreement”), pursuant to which, the Sponsor, the Company Shareholder and each SPAC Key Holder will agree to not transfer any Lock-Up Shares (as defined in the Lock-Up Agreement) for a period of twelve (12) months after the Closing Date, with certain customary exceptions and carveouts.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-Up Agreement, a copy of the form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Registration Rights Agreement

At the Closing, the Company, SPAC and other parties listed thereto will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to undertake certain resale shelf registration obligations in accordance with the Securities Act and certain holders will be granted customary demand and piggyback registration rights.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a copy of the form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

This Current Report on Form 8-K (“Form 8-K”) is provided for informational purposes only and contains information with respect to a proposed business combination (the “Proposed Business Combination”) between SPAC, the Company and Merger Sub. This Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the Proposed Business Combination, the Company intends to file the Registration Statement with the SEC, which will include a proxy statement to SPAC shareholders and a prospectus for the registration of Company securities. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be sent to all SPAC shareholders as of the record date to be established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of SPAC and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with SPAC’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Proposed Business Combination, because these documents will contain important information about SPAC and the Company and the Proposed Business Combination. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. SPAC and the Company will also file other documents regarding the Proposed Business Combination with the SEC. This Form 8-K does not contain all the information that should be considered concerning the Proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Business Combination.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SPAC ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by SPAC and the Company through the website maintained by the SEC at www.sec.gov. The documents filed by SPAC and the Company with the SEC also may be obtained free of charge upon written request to Chenghe Acquisition II Co., 38 Beach Road #29-11, South Beach Tower, Singapore.

Participants in the Solicitations

SPAC, the Company and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the Proposed Business Combination. A list of the names of the directors, executive officers, other members of management and employees of SPAC and the Company, as well as information regarding their interests in the Business Combination, will be contained in the Registration Statement to be filed with the SEC by the Company. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

Caution About Forward-Looking Statements

This Form 8-K contains forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements and are based on beliefs and assumptions and on information currently available to SPAC and the Company. No representations or warranties, express or implied are given in, or in respect of, this Form 8-K. These forward-looking statements are based on SPAC’s and the Company’s expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the effect of the announcement or pendency of the Proposed Business Combination on the Company’s business relationships, operating results, current plans and operations of the Company; the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably; the possibility that SPAC and/or the Company may be adversely affected by other economic, business, and/or competitive factors; estimates by SPAC or the Company of expenses and profitability; expectations with respect to future operating and financial performance and growth, including the timing of the completion of the Proposed Business Combination; plans, intentions or future operations of the Company relating to attainment, retention or renewal of any assessments, permits, licenses or other governmental notices or approvals, or the commencement or continuation of any construction or operations of plants or facilities; the Company’s ability to execute on their business plans and strategy; and other risks and uncertainties described from time to time in filings with the SEC. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Although each of SPAC and the Company believes that it has a reasonable basis for each forward-looking statement contained in this Form 8-K, each of SPAC and the Company cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. These factors are difficult to predict accurately and may be beyond SPAC’s and the Company’s control. In addition, there will be risks and uncertainties described in the Registration Statement relating to the Proposed Business Combination, which is expected to be filed by the Company with the SEC and other documents filed by SPAC or the Company from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements.

There may be additional risks that neither SPAC nor the Company presently know or that SPAC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by SPAC or the Company, their respective directors, officers or employees or any other person that SPAC and the Company will achieve their objectives and plans in any specified time frame, or at all. Forward-looking statements in this Form 8-K or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for SPAC or the Company to predict these events or how they may affect SPAC or the Company. Except as required by law, neither SPAC nor the Company has any duty to, and does not intend to, update or revise the forward-looking statements in this Form 8-K or elsewhere after the date this Form 8-K is issued. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward-looking statement made in this Form 8-K may not occur. Uncertainties and risk factors that could affect SPAC’s and the Company’s future performance and cause results to differ from the forward-looking statements in this Form 8-K include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Proposed Business Combination; the risk that the Proposed Business Combination or other business combination may not be completed by SPAC’s business combination deadline and the potential failure to obtain an extension of the Business Combination deadline; the outcome of any legal proceedings that may be instituted against SPAC, the Company or others following the announcement of the Proposed Business Combination; the inability to complete the Proposed Business Combination due to the failure to obtain approval of the shareholders of SPAC or to satisfy other conditions to closing; changes to the proposed structure of the Proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations; the ability to meet stock exchange listing standards following the consummation of the Proposed Business Combination; the risk that the Proposed Business Combination disrupts current plans and operations of SPAC or the Company as a result of the announcement and consummation of the Proposed Business Combination; the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the Proposed Business Combination; changes in applicable laws or regulations; SPAC’s estimates of expenditures and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; changes in laws and regulations that impact the Company; ability to enforce, protect and maintain intellectual property rights; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in SPAC’s final prospectus dated June 7, 2024 relating to its initial public offering and in subsequent filings with the SEC, including the Registration Statement relating to the Proposed Business Combination expected to be filed by the Company.

No Offer or Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of September 16, 2024, by and among Chenghe Acquisition II Co., Polibeli Group Ltd and Polibeli Merger One Limited.

10.1*	Sponsor Support Agreement, dated as of September 16, 2024, by and among Chenghe Investment II Limited, Chenghe Acquisition II Co., Polibeli Group Ltd and the directors and officers of SPAC set forth on Schedule A thereto.

10.2	Company Shareholder Support Agreement, dated as of September 16, 2024, by and among Chenghe Acquisition II Co., Xingyun International Company Limited and Polibeli Group Ltd.

10.3*	Form of Lock-up Agreement by and among Polibeli Group Ltd, Chenghe Investment II Limited, Xingyun International Company Limited and the persons set forth on Schedule I thereto.

10.4*	Form of Registration Rights Agreement by and among Chenghe Acquisition II Co., Polibeli Group Ltd, Xingyun International Company Limited and certain equityholders, directors and officers of SPAC listed on Schedule I thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). SPAC hereby undertakes to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that SPAC may request confidential treatment for any such schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chenghe Acquisition II Co.

By:	/s/ Yixuan Yuan
Name:	Yixuan Yuan
Title:	Chief Executive Officer

Date: September 17, 2024